Cash Convertible Senior Notes and Related Transactions	12 Months Ended
Dec. 31, 2011
Cash Convertible Senior Notes and Related Transactions [Abstract]
Cash Convertible Senior Notes and Related Transaction
Cash Convertible Senior Notes and Related Transactions

Indenture. In March 2010, the Company issued $175.0 principal amount of 4.5% Cash Convertible Senior Notes due April 2015 (the "Notes"). The Notes pay interest semi-annually in arrears on April 1 and October 1. The Company accounts for the cash conversion feature of the Notes (the “Bifurcated Conversion Feature”) as a separate derivative instrument with the fair value on the issuance date equaling the original issue discount ("OID") for purposes of accounting for the debt component of the Notes. Additionally, the initial purchasers' discounts and transaction fees of $5.9 were capitalized as deferred financing costs. The effective interest rate of the Notes is approximately 11% per annum, taking into account the amortization of the OID and deferred financing costs.

The following tables provide additional information regarding the Notes:

	December 31, 2011	December 31, 2010
Principal amount	$175.0	$175.0
Less: unamortized issuance discount	$(27.0)	(33.6)
Carrying amount, net of discount	$148.0	$141.4

	Year Ended
	December 31,
	2011	2010
Contractual coupon interest	$8.4	$6.0
Amortization of discount and deferred financing costs	7.8	5.3
Total interest expense[1]	$16.2	$11.3
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[1]	A portion of the interest relating to the Notes is capitalized as Construction in progress.
See Note 13 for information relating to the estimated fair value of the Notes.
Holders may convert their Notes at any time on or after January 1, 2015. The Notes' conversion rate is subject to adjustment based on the occurrence of certain events, including, but not limited to (i) the payment of quarterly cash dividends on the Company's common stock in excess of $0.24 per share, (ii) certain other stock or cash dividends, (iii) the issuance of certain rights, options or warrants, (iv) the effectuation of share splits or combinations, (v) certain distributions of property, and (vi) certain issuer tender or exchange offers. The Company's quarterly dividend paid in February 2012 exceeded $0.24 per share (see Note 21), which caused the conversion rate to increase slightly to 20.6991 shares per $1,000 principal amount of the Notes and the equivalent conversion price to decrease slightly to approximately $48.31 per share.
Holders of the Notes can require the Company to repurchase the Notes at a price equal to 100% of the principal amount plus any accrued and unpaid interest following a fundamental change. Fundamental changes include, but are not limited to, (i) certain ownership changes, (ii) certain recapitalizations, mergers and dispositions, (iii) shareholders' approval of any plan or proposal for the liquidation or dissolution of the Company, and (iv) failure of the Company's common stock to be listed on certain stock exchanges. Additionally, holders may convert their Notes before January 1, 2015, only in certain limited circumstances determined by (i) the trading price of the Notes, (ii) the occurrence of specified corporate events, or (iii) the market price of the Company's common stock. For example, if the Company's closing stock price exceeds $62.80 for 20 trading days during a period of 30 consecutive trading days ending on a calendar quarter, the Notes may be converted by one or more holders. The Company believes in this circumstance, the market value of the Notes will exceed the value of shares into which they can convert, making such an early conversion unlikely. No fundamental changes nor circumstances that could allow early conversion existed as of December 31, 2011 or the date hereof. The Notes are not convertible into the Company’s common stock or any other securities under any circumstances, but instead will be settled in cash.
Convertible Note Hedge Transactions. In March 2010, the Company purchased Call Options that have an exercise price equal to the conversion price of the Notes and an expiration date equal to the maturity or earlier conversion date of the Notes. The Call Options and the Notes have substantially similar anti-dilution adjustment provisions, including adjustments for payments of quarterly cash dividends in excess of $0.24 per share. Mirroring anti-dilution adjustments for the Notes, the February 2012 dividend payment caused the Call Options' exercise price to be adjusted downward slightly to approximately $48.31 per share, and the number of shares into which the Call Options can convert to be increased by an immaterial amount. Because the Call Options are settled in cash, if the market price per share of the Company's common stock at the time of cash conversion of any Notes is above the strike price of the Call Options, the Company is entitled to receive from the counterparties to the Call Options an aggregate amount equaling the amount of cash that the Company would be required to deliver to the holders of the converted Notes, less the principal amount thereof.

In March 2010, the Company also sold net-share-settled warrants (the “Warrants”) relating to approximately 3.6 million shares of the Company's common stock. The Warrants cannot be exercised prior to the expiration date of July 1, 2015 and are subject to certain anti-dilution adjustments, including adjustments for payments of quarterly cash dividends in excess of $0.24 per share. The February 2012 quarterly dividend payment triggered an anti-dilution provision which caused a slight downward adjustment to the Warrants' exercise price (to approximately $61.35 per share) and an immaterial increase in the number of shares to which the Warrants relate. At expiration, if the market price per share of the Company's common stock exceeds the strike price of the Warrants, the Company will be obligated to issue shares of the Company's common stock having a value equal to such excess. The Warrants meet the definition of derivatives but are not subject to fair value accounting because they are indexed to the Company's common stock and meet the requirement to be classified as equity instruments.
The Call Options and Warrant transactions are separate transactions and are not part of the terms of the Notes and do not affect the rights of holders under the Notes.